UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-06103

Investors Cash Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	3/31

Date of reporting period:	3/31/2013

ITEM 1.	REPORT TO STOCKHOLDERS

ANNUAL REPORT TO SHAREHOLDERS

Premier Money Market Shares

Treasury Portfolio

March 31, 2013

Contents
4 Portfolio Management Review
8 Investment Portfolio
11 Statement of Assets and Liabilities
12 Statement of Operations
13 Statement of Changes in Net Assets
14 Financial Highlights
15 Notes to Financial Statements
23 Report of Independent Registered Public Accounting Firm
24 Information About Your Fund's Expenses
25 Tax Information
26 Other Information
27 Summary of Management Fee Evaluation by Independent Fee Consultant
31 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, visit www.dws-investments.com. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

An investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or by any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the Advisor to enter into support agreements or take other actions to maintain the fund's $1.00 share price. The credit quality of the fund's holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the fund's share price. The fund's share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in one class of shares of the fund may have a significant adverse effect on the share prices of all classes of shares of the fund. See the prospectus for specific details regarding the fund's risk profile.

DWS Investments is part of the Deutsche Asset & Wealth Management division of Deutsche Bank AG.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the fund's most recent month-end performance. The 7-day current yield refers to the income paid by the fund over a 7-day period expressed as an annual percentage rate of the fund's shares outstanding. Yields fluctuate and are not guaranteed.

Investment Objective The fund seeks to provide maximum current income consistent with stability of capital.

Early last year, efforts by the European Central Bank (ECB) to ensure adequate funding access at low rates for the Continent's major banks led to a rally in global financial markets. However, in May 2012, we saw another dramatic "flight to quality," as worries concerning Greece's upcoming elections and continuingly worsening conditions for Spanish and Italian banks led global and domestic investors to abandon risk assets. Later in 2012, any negative economic data was overshadowed by investor anticipation of more substantial central bank actions. First, the ECB lowered its interest rate for bank reserves. Then, the head of the ECB, Mario Draghi, stated that the central bank would do "whatever it takes" to preserve the euro. In December 2012, the U.S. Federal Reserve Board (the Fed) altered its guidance regarding rate levels, stating that it would maintain short-term interest rates near zero until U.S. unemployment dropped below 6.5%, and as long as inflation levels did not exceed 2.5%. In the first quarter of 2013, the European situation remained quiescent until the banking crisis in Cyprus reached a boiling point; the crisis was finally resolved after it was agreed that large uninsured depositors in Cyprus' banks would suffer substantial losses. In addition, the U.S. economy was boosted by higher housing prices and steady, if unspectacular, employment gains. In the money market area, we saw a continued supply/demand imbalance as well as a reduction in short-term money market supply, due to ongoing quantitative easing by the Fed.

Portfolio Performance (as of March 31, 2013)
Performance is historical and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.
An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in them.

7-Day Current Yield
Treasury Portfolio — Premier Money Market Shares	.01	%*

Yields are historical, will fluctuate, and do not guarantee future performance. The 7-day current yield refers to the income paid by the portfolio over a 7-day period expressed as an annual percentage rate of the portfolio's shares outstanding.

* The investment advisor has agreed to voluntarily waive fees/reimburse expenses. This waiver may be changed or terminated at any time without notice.

Please call your financial advisor for the most current yield information.

Positive Contributors to Fund Performance

We were able to maintain a yield that is in line with other similar money market funds during the period.

With short-maturity yields trading in a range throughout most of the period, we pursued a "barbell" strategy for the fund: we held a large percentage of portfolio assets in overnight Treasury repurchase agreements for relative yield, flexibility and liquidity purposes. At the same time, we purchased Treasury securities with maturities ranging from six months to one year to take advantage of more attractive rates within that portion of the yield curve.

Negative Contributors to Fund Performance

During the year ended March 31, 2013, our decision to keep a significant percentage of portfolio assets in overnight repurchase agreements cost the fund some yield, but we believe that this represented a prudent approach to maintaining a high level of portfolio quality and liquidity.

Outlook and Positioning

We look for steady but somewhat limited growth for the U.S. economy over the remainder of this year, due to weak employment growth and the automatic budget cuts dictated by congressional sequestration. In turn, we think that restrained growth will mean that the Fed should continue its accommodative monetary policy through the balance of 2013. Within the Treasury money market, the current balance of tight supply and heavy demand is most likely to persist for the foreseeable future.

We continue to seek high credit quality within the fund. We also intend to seek to maintain our conservative investment strategies and standards.

Portfolio Management Team

A group of investment professionals is responsible for the day-to-day management of each fund. These investment professionals have a broad range of experience managing money market funds.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The barbell strategy involves purchasing bonds with a variety of long- and short-term maturities.

Repurchase Agreements (Overnight repo) — an agreement between a seller and a buyer, usually of government securities, where the seller agrees to repurchase the securities at a given price and usually at a stated time. Repos are widely used money market instruments that serve as an interest-bearing, short-term "parking place" for large sums of money.

The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

Investment Portfolio as of March 31, 2013
	Principal Amount ($)	Value ($)

Government & Agency Obligations 25.7%
U.S. Treasury Bills:
0.125%*, 4/18/2013	50,000,000	49,997,049
0.142%*, 5/2/2013	200,000,000	199,975,458
0.177%*, 10/17/2013	34,300,000	34,266,345
0.18%*, 4/25/2013	50,000,000	49,994,000
U.S. Treasury Notes:
0.25%, 10/31/2013	20,000,000	20,004,461
0.25%, 11/30/2013	35,000,000	35,021,533
0.5%, 5/31/2013	75,000,000	75,040,227
0.5%, 10/15/2013	117,500,000	117,686,331
0.5%, 11/15/2013	42,500,000	42,589,907
0.75%, 8/15/2013	100,000,000	100,237,310
0.75%, 12/15/2013	90,000,000	90,372,227
1.0%, 1/15/2014	50,000,000	50,328,207
1.125%, 6/15/2013	100,000,000	100,185,976
Total Government & Agency Obligations (Cost $965,699,031)		965,699,031

Repurchase Agreements 71.1%
Barclays Capital, 0.15%, dated 3/28/2013, to be repurchased at $148,002,467 on 4/1/2013 (a)	148,000,000	148,000,000
BNP Paribas, 0.16%, dated 3/28/2013, to be repurchased at $250,004,444 on 4/1/2013 (b)	250,000,000	250,000,000
Citigroup Global Markets, Inc., 0.16%, dated 3/28/2013, to be repurchased at $384,006,827 on 4/1/2013 (c)	384,000,000	384,000,000
Credit Suisse Securities (U.S.A.) LLC, 0.18%, dated 3/28/2013, to be repurchased at $180,003,600 on 4/1/2013 (d)	180,000,000	180,000,000
HSBC Securities, Inc., 0.16%, dated 3/28/2013, to be repurchased at $250,004,444 on 4/1/2013 (e)	250,000,000	250,000,000
HSBC Securities, Inc., 0.17%, dated 3/28/2013, to be repurchased at $225,004,250 on 4/1/2013 (f)	225,000,000	225,000,000
JPMorgan Securities, Inc, 0.14%, dated 3/27/2013, to be repurchased at $250,006,806 on 4/3/2013 (g)	250,000,000	250,000,000
JPMorgan Securities, Inc., 0.17%, dated 3/28/2013, to be repurchased at $250,004,722 on 4/1/2013 (h)	250,000,000	250,000,000
Merrill Lynch & Co., Inc., 0.14%, dated 3/5/2013, to be repurchased at $250,030,139 on 4/5/2013 (i)	250,000,000	250,000,000
Merrill Lynch & Co., Inc., 0.15%, dated 3/28/2013, to be repurchased at $30,453,621 on 4/1/2013 (j)	30,453,113	30,453,113
RBS Securities, Inc., 0.17%, dated 3/28/2013, to be repurchased at $200,003,778 on 4/1/2013 (k)	200,000,000	200,000,000
The Toronto-Dominion Bank, 0.12%, dated 3/27/2013, to be repurchased at $250,005,833 on 4/3/2013 (l)	250,000,000	250,000,000
Total Repurchase Agreements (Cost $2,667,453,113)		2,667,453,113

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $3,633,152,144)†	96.8	3,633,152,144
Other Assets and Liabilities, Net	3.2	120,574,165
Net Assets	100.0	3,753,726,309

* Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $3,633,152,144.

(a) Collateralized by $117,312,800 U.S. Treasury Bond, 4.5%, maturing on 8/15/2039 with a value of $150,960,068.

(b) Collateralized by $254,735,100 U.S. Treasury Notes, 0.25%, with the various maturity dates of 2/28/2014-11/30/2014 with a value of $255,000,062.

(c) Collateralized by $386,321,100 U.S. Treasury Notes, with various coupon rates from 0.625-2.125%, with the various maturity dates of 11/30/2017-8/15/2021 with a value of $399,360,073.

(d) Collateralized by $408,391,400 U.S. Treasury STRIPS, with the various maturity dates of 2/15/2036-2/15/2040 with a value of $183,600,085.

(e) Collateralized by $550,465,888 U.S. Treasury STRIPS, with the various maturity dates of 2/15/2025-11/15/2039 with a value of $255,003,450.

(f) Collateralized by $376,655,734 U.S. Treasury STRIPS, with the various maturity dates of 2/15/2025-5/15/2037 with a value of $229,501,606.

(g) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
3,908,800	U.S. Treasury Bonds	4.5-6.875	8/15/2025- 5/15/2038	5,662,633
291,427,288	U.S. Treasury STRIPS	Zero Coupon	8/15/2015- 2/15/2025	249,341,720
Total Collateral Value				255,004,353

(h) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
73,400,000	U.S. Treasury Bond	4.5	8/15/2039	94,452,347
155,548,000	U.S. Treasury Notes	0.5-3.25	1/31/2016- 7/31/2017	160,548,756
Total Collateral Value				255,001,103

(i) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
84,547,200	U.S. Treasury Bond	5.25	2/15/2029	115,328,395
35,430,300	U.S. Treasury Note	1.875	2/28/2014	36,039,936
81,491,000	US Treasury Inflation-Indexed Note	1.375	1/15/2020	103,631,755
Total Collateral Value				255,000,086

(j) Collateralized by $30,961,000 U.S. Treasury Note, 0.75%, maturing on 8/15/2013 with a value of $31,062,225.

(k) Collateralized by $165,085,100 U.S. Treasury Inflation-Indexed Notes, with various coupon rates from 0.625-1.875%, with the various maturity dates of 7/15/2013-7/15/2021 with a value of $204,004,975.

(l) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
172,458,000	Federal National Mortgage Association	0.35-5.0	3/13/2014- 7/23/2027	173,561,628
75,767,700	U.S. Treasury Note	4.0	2/15/2015	81,438,411
Total Collateral Value				255,000,039

STRIPS: Separate Trading of Registered Interest and Principal Securities

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

The following is a summary of the inputs used as of March 31, 2013 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note 1 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Government & Agency Obligations (m)	$—	$965,699,031	$—	$965,699,031
Repurchase Agreements	—	2,667,453,113	—	2,667,453,113
Total	$—	$3,633,152,144	$—	$3,633,152,144

There have been no transfers between fair value measurement levels during the year ended March 31, 2013.

(m) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of March 31, 2013
Assets
Investments: Investment in non-affiliated securities, valued at amortized cost	$965,699,031
Repurchase agreements, valued at amortized cost	2,667,453,113
Total investments in securities, valued at amortized cost	3,633,152,144
Receivable for investments sold	118,200,000
Receivable for Fund shares sold	55,448
Interest receivable	2,802,726
Due from Advisor	23,801
Other assets	64,157
Total assets	3,754,298,276
Liabilities
Payable for Fund shares redeemed	70,322
Distributions payable	13,516
Accrued management fee	8,624
Accrued Trustees' fees	35,770
Other accrued expenses and payables	443,735
Total liabilities	571,967
Net assets, at value	$3,753,726,309
Net Assets Consist of
Undistributed net investment income	21,662
Accumulated net realized gain (loss)	(17,526)
Paid-in capital	3,753,722,173
Net assets, at value	$3,753,726,309
Net Asset Value
Institutional Shares Net Asset Value, offering and redemption price per share ($2,969,860,356 ÷ 2,969,854,444 outstanding shares of capital stock, no par value, unlimited number of shares authorized)	$1.00
Premier Money Market Shares Net Asset Value, offering and redemption price per share ($39,828,128 ÷ 39,828,048 outstanding shares of capital stock, no par value, unlimited number of shares authorized)	$1.00
Investment Class Net Asset Value, offering and redemption price per share ($625,192,222 ÷ 625,190,978 outstanding shares of capital stock, no par value, unlimited number of shares authorized)	$1.00
DWS U.S. Treasury Money Fund Class S Net Asset Value, offering and redemption price per share ($118,845,603 ÷ 118,845,367 outstanding shares of capital stock, no par value, unlimited number of shares authorized)	$1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended March 31, 2013
Investment Income
Income: Interest	$5,449,479
Expenses: Management fee	1,766,677
Administration fee	3,533,354
Services to shareholders	1,514,682
Distribution and service fees	3,659,901
Custodian fee	54,208
Professional fees	114,610
Reports to shareholders	104,006
Registration fees	122,424
Trustees' fees and expenses	167,061
Other	182,563
Total expenses before expense reductions	11,219,486
Expense reductions	(6,122,561)
Total expenses after expense reductions	5,096,925
Net investment income	352,554
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(17,526)
Net increase (decrease) in net assets resulting from operations	$335,028

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended March 31,
Increase (Decrease) in Net Assets	2013	2012
Operations: Net investment income	$352,554	$368,256
Net realized gain (loss)	(17,526)	32,691
Net increase (decrease) in net assets resulting from operations	335,028	400,947
Distributions to shareholders from: Net investment income: Institutional Shares	(267,748)	(285,428)
Premier Money Market Shares	(9,046)	(10,741)
Investment Class	(58,362)	(57,617)
DWS U.S. Treasury Money Fund Class S	(17,392)	(14,449)
Net realized gains: Institutional Shares	—	(17,012)
Premier Money Market Shares	—	(710)
Investment Class	—	(3,446)
DWS U.S. Treasury Money Fund Class S	—	(833)
Total distributions	(352,548)	(390,236)
Fund share transactions: Proceeds from shares sold	18,752,360,959	19,711,852,787
Reinvestment of distributions	195,810	217,432
Payments for shares redeemed	(18,928,421,360)	(18,830,178,779)
Net increase (decrease) in net assets from Fund share transactions	(175,864,591)	881,891,440
Increase (decrease) in net assets	(175,882,111)	881,902,151
Net assets at beginning of period	3,929,608,420	3,047,706,269
Net assets at end of period (including undistributed net investment income of $21,662 and $21,656, respectively)	$3,753,726,309	$3,929,608,420

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Premier Money Market Shares
	Years Ended March 31,
	2013		2012		2011		2010		2009
Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00
Income (loss) from investment operations: Net investment income	.000	*	.000	*	.000	*	.000	*	.006
Net realized and unrealized gain (loss)	(.000	)*	.000	*	.000	*	.000	*	.000	*
Total from investment operations	.000	*	.000	*	.000	*	.000	*	.006
Less distributions from: Net investment income	(.000	)*	(.000	)*	(.000	)*	(.000	)*	(.006)
Net realized gains	—		(.000	)*	(.000	)*	(.000	)*	(.000	)*
Total distributions	(.000	)*	(.000	)*	(.000	)*	(.000	)*	(.006)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return (%)a	.01		.01		.01		.03		.61
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	40		140		92		95		168
Ratio of expenses before expense reductions (%)	.92		.92		.90		.92		.93
Ratio of expenses after expense reductions (%)	.14		.09		.20		.24		.64
Ratio of net investment income (%)	.01		.01		.01		.01		.39	b
a Total return would have been lower had certain expenses not been reduced.
b Due to the timing of the subscriptions and redemptions, the amount shown does not correspond to the total return during the period.
* Amount is less than $.0005.

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Investors Cash Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Treasury Portfolio (the "Fund") is a diversified series of the Trust that offers multiple classes of shares that include Institutional Shares, Premier Money Market Shares, Investment Class and DWS U.S. Treasury Money Fund Class S. Certain detailed financial information for the Institutional Shares, Investment Class and DWS U.S. Treasury Money Fund Class S is provided separately and is available upon request.

Investment income, realized gains and losses, and certain Fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Trust have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization rate to maturity of any discount or premium. Securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In January 2013, Accounting Standard Update 2013-01 (ASU 2013-01), Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. The ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact, if any, on the Fund's financial statements.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or a sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank or another designated sub-custodian holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund's claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At March 31, 2013, the Fund had a net tax basis capital loss carryforward of approximately $18,000 short-term losses, which may be applied against realized net taxable capital gains indefinitely.

The Fund has reviewed the tax positions for the open tax years as of March 31, 2013 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. The Fund may take into account capital gains and losses in its daily dividend declarations. The Fund may also make additional distributions for tax purposes if necessary.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Fund.

At March 31, 2013, the Portfolio's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed ordinary income*	$35,178
Capital loss carryforward	$(18,000)

In addition, the tax character of distributions paid to shareholders by the Portfolio is summarized as follows:
	Years Ended March 31,
	2013	2012
Distributions from ordinary income*	$352,548	$390,236

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

2. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank, AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee of 0.05% of the Fund's average daily net assets.

For the period from April 1, 2012 through September 30, 2013, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of the Institutional Shares at 0.25%.

The Advisor has voluntarily agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of the Investment Class at 0.67%.

In addition, the Advisor has agreed to voluntarily waive additional expenses. This voluntary waiver may be changed or terminated at any time without notice. Under these arrangements, the Advisor waived certain expenses for Institutional Shares, Premier Money Market Shares, Investment Class and DWS U.S. Treasury Money Fund Class S.

Accordingly, for the year ended March 31, 2013, the Advisor waived a portion of its management fee aggregating $1,015,106, and the amount charged aggregated $751,571, which was equivalent to an annual effective rate of 0.02% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended March 31, 2013, the Administration Fee was $3,533,354, of which $290,981 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended March 31, 2013, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at March 31, 2013
Institutional Shares	$431,584	$431,584	$—
Premier Money Market Shares	226,179	224,664	1,515
Investment Class	477,356	471,787	—
DWS U.S. Treasury Money Fund Class S	325,138	319,519	—
	$1,460,257	$1,447,554	$1,515

Distribution and Service Fees. Under the Fund's Premier Money Market Shares and Investment Class 12b-1 Plans, DWS Investors Distributors, Inc., ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.25% of average daily net assets of each of the Premier Money Market Shares and Investment Class. For the year ended March 31, 2013, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Waived
Premier Money Market Shares	$226,179	$226,179
Investment Class	1,459,918	1,459,918
	$1,686,097	$1,686,097

In addition, DIDI provides information and administrative services for a fee ("Service Fee") for the Institutional Shares at an annual rate up to 0.05% of average daily net assets, up to 0.25% of average daily net assets for the Premier Money Market Shares, and up to 0.07% of average daily net assets for the Investment Class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of the shareholder accounts the firms service. For the year ended March 31, 2013, the Service Fee was as follows:
Service Fee	Total Aggregated	Waived	Annual Effective Rate
Institutional Shares	$1,338,848	$1,338,848	.00%
Premier Money Market Shares	226,179	226,179	.00%
Investment Class	408,777	408,777	.00%
	$1,973,804	$1,973,804

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended March 31, 2013, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $51,114, of which $17,297 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson and Vice Chairperson.

3. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At March 31, 2013, there was one shareholder account that held approximately 16% of the outstanding shares of the Fund.

4. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at March 31, 2013.

5. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended March 31, 2013		Year Ended March 31, 2012
	Shares	Dollars	Shares	Dollars
Shares sold
Institutional Shares	17,942,448,626	$17,942,448,626	18,246,792,316	$18,246,792,316
Premier Money Market Shares	115,680,867	115,680,867	237,503,422	237,503,422
Investment Class	653,225,310	653,225,310	1,083,193,271	1,083,193,271
DWS U.S. Treasury Money Fund Class S	41,006,156	41,006,156	144,363,778	144,363,778
		$18,752,360,959		$19,711,852,787
Shares issued to shareholders in reinvestment of distributions
Institutional Shares	117,323	$117,323	136,983	$136,983
Premier Money Market Shares	8,663	8,663	11,490	11,490
Investment Class	52,565	52,565	53,855	53,855
DWS U.S. Treasury Money Fund Class S	17,259	17,259	15,104	15,104
		$195,810		$217,432
Shares redeemed
Institutional Shares	(17,890,829,996)	$(17,890,829,996)	(17,548,158,460)	$(17,548,158,460)
Premier Money Market Shares	(215,837,980)	(215,837,980)	(189,376,273)	(189,376,273)
Investment Class	(682,294,701)	(682,294,701)	(1,023,904,967)	(1,023,904,967)
DWS U.S. Treasury Money Fund Class S	(139,458,683)	(139,458,683)	(68,739,079)	(68,739,079)
		$(18,928,421,360)		$(18,830,178,779)
Net increase (decrease)
Institutional Shares	51,735,953	$51,735,953	698,770,839	$698,770,839
Premier Money Market Shares	(100,148,450)	(100,148,450)	48,138,639	48,138,639
Investment Class	(29,016,826)	(29,016,826)	59,342,159	59,342,159
DWS U.S. Treasury Money Fund Class S	(98,435,268)	(98,435,268)	75,639,803	75,639,803
		$(175,864,591)		$881,891,440

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Investors Cash Trust and the Shareholders of Treasury Portfolio:

We have audited the accompanying statement of assets and liabilities of Treasury Portfolio (the "Fund"), a series of Investors Cash Trust (the "Trust"), including the investment portfolio, as of March 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstance, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principals used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of March 31, 2013, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Treasury Portfolio at March 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts May 21, 2013

Information About Your Fund's Expenses

As an investor, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund's Premier Money Market Shares limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (October 1, 2012 to March 31, 2013).

The tables illustrate the Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2013 (Unaudited)
Actual Fund Return	Premier Money Market Shares
Beginning Account Value 10/1/12	$1,000.00
Ending Account Value 3/31/13	$1,000.05
Expenses Paid per $1,000*	$.80
Hypothetical 5% Fund Return
Beginning Account Value 10/1/12	$1,000.00
Ending Account Value 3/31/13	$1,024.13
Expenses Paid per $1,000*	$.81
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratio
Premier Money Market Shares	.16%
For more information, please refer to the Fund's prospectus.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

A total of 36% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns.

Other Information

Proxy Voting

The Fund's policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. In addition, each month, information about the Fund and its portfolio holdings is filed with the SEC on Form N-MFP. The SEC delays the public availability of the information filed on Form N-MFP for 60 days after the end of the reporting period included in the filing. These forms will be available on the SEC's Web site at www.sec.gov, and they may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 17, 2012

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2012, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009, 2010 and 2011.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 103 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fallout" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I considered how aggregated DWS Fund performance measures relative to appropriate peers had varied by asset class and over time.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013,9 and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	102	—
William McClayton (1944) Vice Chairperson since 2013,9 and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	102	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996); former Directorships: Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	102	Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003- present); Portland General Electric2 (utility company) (2003- present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; North Bennett Street School (Boston); former Directorships: Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	102	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Chairman of the Board of Trustees, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007-2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		102	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011-2012)	102	—
Paul K. Freeman (1950) Board Member since 1993, and Chairperson (2009-Jan. 8, 2013)	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998); Directorships: Denver Zoo Foundation (December 2012-present); former Directorships: Prisma Energy International	102	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	102
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Director, Viasys Health Care2 (January 2007-June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-2012)	102	Director, Becton Dickinson and Company2 (medical technology company) (2012- present); Director, CardioNet, Inc.2 (health care) (2009- present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998-2012)	102	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets U.S. Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	102	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	105	—

Interested Board Member and Officer4
Name, Year of Birth, Position with the Fund and Length of Time Served1,6	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Michael J. Woods5 (1967) Board Member since 2013,9 and Executive Vice President since 20139
Managing Director,3 Deutsche Asset & Wealth Management (2009-present); Head of the Americas Asset Management Business for Deutsche Bank, Member of the Asset and Wealth Management ("AWM") Extended Executive Committee, AWM Global Client Group Executive Committee and the AWM Active Asset Management Executive Committee; CEO and US Regional Head of DWS Investments; formerly: Sr. VP, Head of the Financial Intermediaries and Investments Group of Evergreen Investments (2007-2009), CEO and Vice Chairman of Board of Directors of XTF Global Asset Management (2006-2007), Managing Director — US Head of Sub-Advisory and Investment Only Business at Citigroup Asset Management (2000-2006). Mr. Woods is currently a board member of The Children's Village, The Big Brothers Big Sisters Organization, and The Mutual Fund Education Alliance.
		38	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served6	Business Experience and Directorships During the Past Five Years
W. Douglas Beck, CFA7 (1967) President, 2011-present
Managing Director,3 Deutsche Asset & Wealth Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly: Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette8 (1962) Vice President and Secretary, 1999-present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert7 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson8 (1962) Chief Legal Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow7 (1970) Vice President, 2012-present	Director,3 Deutsche Asset & Wealth Management
Hepsen Uzcan8 (1974) Assistant Secretary, since 20139	Vice President, Deutsche Asset & Wealth Management
Paul Antosca8 (1957) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Jack Clark8 (1967) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally8 (1966) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
John Caruso7 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management
Robert Kloby7 (1962) Chief Compliance Officer, 2006-present	Managing Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The mailing address of Mr. Woods is 60 Wall Street, New York, New York 10005. Mr. Woods is an interested Board Member by virtue of his positions with Deutsche Asset & Wealth Management. As an interested person, Mr. Woods receives no compensation from the fund. Mr. Woods is a board member of the following trusts and corporations: Cash Account Trust, DWS Market Trust, DWS Money Funds, DWS State Tax-Free Income Series, DWS Target Fund, DWS Value Series, Inc., DWS Variable Series II, Investors Cash Trust, Tax-Exempt California Money Market Fund, DWS Global High Income Fund, Inc., DWS High Income Opportunities Fund, Inc., DWS High Income Trust, DWS Multi-Market Income Trust, DWS Municipal Income Trust, DWS Strategic Income Trust and DWS Strategic Municipal Income Trust.

6 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

7 Address: 60 Wall Street, New York, NY 10005.

8 Address: One Beacon Street, Boston, MA 02108.

9 Effective as of January 9, 2013.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Notes

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Service Center
P.O. Box 219151
Kansas City, MO 64121-7195

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ICT-PMMS-2
(R-027155-2 5/13)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

INVESTORS CASH TRUST- TREASURY PORTFOLIO
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“E&Y”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended March 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2013	$65,246	$0	$7,464	$0
2012	$63,346	$0	$7,247	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended March 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2013	$0	$243,066	$0
2012	$0	$333,267	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended March 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2013	$7,464	$243,066	$387,432	$637,962
2012	$7,247	$333,267	$539,555	$880,069

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities that provide support for the operations of the Fund.

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
In connection with the audit of the 2012 and 2013 financial statements, the Fund entered into an engagement letter with E&Y.  The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.
***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Treasury Portfolio (Premier Money Market Shares), a series of Investors Cash Trust

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	May 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	May 29, 2013

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	May 29, 2013